Dear Shareholders,

Both the optimists and the pessimists can find comfort in the latest batch of economic data. For the optimists, the economy's inflation threatening growth has lost momentum, lessoning one of the biggest concerns in the financial markets. In April, job-creation downshifted measurably, retail sales fell, businesses started with higher inventories, and factories cut production. Wholesale prices fell for the fourth consecutive month, and the consumer price index edged up 0.1 percent keeping it on track to increase by less than 3 percent again this year.

The pessimists look at the same data and put an entirely different spin on things. They contend that the slowdown was inevitable from the first quarter's robust six percent pace. Beneath the surface, growth resurgence will rise with the tight labor market and a jobless rate hovering at a 24 year low. Also supporting their views are climbing wages, and an upbeat household sector as indicated by consumer confidence.

For the time being, the Federal Reserve is siding with the optimists. In the past, this may have provoked a negative reaction in the financial markets, as investors would worry that the Central Bank was relaxing its anti-inflation policy. But Chairman Allan Greenspan and his colleagues have built up formidable inflation-fighting credentials.

During the first half of the year the Fund utilized a partial hedge. Futures contracts in U.S. Treasury Bonds were employed. In the first quarter as interest rates rose this had the effect of minimizing share price erosion.
In the second quarter as interest rates retreated share price increases were tempered. The overall effect to the Fund in the first six months was a greater degree of share price stability.

Looking into our crystal ball, we feel that the economy's current slowdown is more likely to be temporary. That prospect increases the odds of a rate hike by the Federal Reserve in the coming months. As such, we remain concerned (and have positioned the portfolio accordingly) that a modest increase in rates may be needed to prevent unbridled growth.

Diversification remains an important strategy for the Fund. Among our purchases during the first half of 1997 were bonds issued by housing authorities, retirement homes, school districts, and utilities.

Over the remaining half of the year, management intends to maintain the portfolio quality while diversifying throughout the State. Reasonable tax-exempt income and preservation of capital remain as the chief objectives of the Fund.

Sincerely,



Robert E. Walstad                                  Monte L. Avery
President                                          Chief Portfolio Strategist


SHAREHOLDER REPORTS REVISED
---------------------------

Your fund's annual report is your best source for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you. In addition, the cover letter includes commentary from your fund's portfolio manager on what might be expected in the coming months. Specifically, your report now includes:

*   Terms you'd need to know related to your fund
*   A look at your fund's portfolio composition
*   The quality and years to maturity of the fund's underlying investments
*   A look at your fund's average annual total returns

Terms & Definitions
-------------------

Average Annual Total Return
     A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Contingent Deferred Sales Charge (CDSC)
     A charge applied at the time of the redemption of which assumes redemption at the end of the period.

Coupon Rate or Face Rate
     The rate of interest annually payable based on the face amount of the bond; expressed as a percentage.

Duration
     A measurement of a security or a portfolio's price volatility based on maturity, callability and coupon rate. The larger the number, the greater the price change for a given interest rate change.

Lehman Brother's Municipal Bond Index
     An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
     Actual (or estimated) price at which a bond trades in the market place.

Maturity
     A measure of the term or life of a bond in years. When a bond "matures", the issuer repays the principal.

Net Asset Value (NAV)
     The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Quality Ratings
     A designation assigned by independent rating companies to give a relative indication of a bonds' credit worthiness. "AAA", "AA" and "A" indicate highest quality. Ratings can range from a high of "AAA" to a low of "D".

Total Return
     Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITION
---------------------------

Portfolio Quality Ratings
(based on Total Long-Term Investments
-------------------------------------
[pie chart]
AAA     42.5%
AA      23.8%
A       11.9%
BBB     12.3%
NR       9.5%
(non-rated)

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc. the investment advisor

Portfolio Market Sectors
(as a % of Net Assets)
------------------------
[pie chart]
Insured         44.4%
Housing         22.0%
Healthcare      13.3%
Real Estate      6.3%
Energy           5.0%
Other            2.9%
Utilities        2.9%
Education        1.9%
Pollution
Control          1.3%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

COMPARATIVE INDEX GRAPH
-----------------------
[line graph]
               Comparison of change in value of a $10,000 investment in the Montana Tax-Free Fund and the Lehman Brother's Municipal Bond Index

              Montana Tax-Free   Montana Tax-Free Fund    Lehman Brother's
              Fund w/o CDSC      w/ max applicable CDSC   Municipal Bond Index
              ----------------------------------------------------------------
8/12/1993     $10,000            $10,000                  $10,000
1993          $10,268            $ 9,868                  $10,363
1994          $10,093            $ 9,718                  $ 9,828
1995          $11,390            $11,090                  $11,544
1996          $12,019            $11,819                  $12,055
6/30/1997     $12,370            $12,270                  $12,442

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

KEY STATISTICS
--------------

12-31-96 NAV(share value)               $10.07
06-30-97 NAV                            $10.11
Average Maturity                         23.1 years
Average Duration                          7.1 years
Number of Issues                         57
Total Net Assets                        $40,926,898

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

       For periods ending June 30, 1997
---------------------------------------------------
1 year            5 year            Since Inception
---------------------------------------------------
6.49% *             NA                   5.63% *

*The 1 year and Since Inception returns do not include the effect of the 4% and 1% respective Contingent Deferred Sales Charges. It would have been 2.49% and 5.41% respectively, if it had. Returns are historical and are not a guarantee of future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

Schedule of Investments June 30, 1997 (Unaudited)

Name of Issuer

Percentages represent the market value                    Rating        Coupon                      Principal          Market
of each investment category to total net assets           Moody's/S&P    Rate       Maturity         Amount            Value
-----------------------------------------------------------------------------------------------------------------------------
MONTANA MUNICIPAL BONDS (97.2%)

ENERGY (5.0%)
Anaconda-Deer River Cty. (Arco) Solid Waste Rev.             A/A+      6.375%      10/01/16     $  1,500,000     $  1,565,280
MT (Broadwater Power) Coal Severance Tax Ref.               A1/AA-     6.875       12/01/17          445,000          486,318
                                                                                                                 ------------
                                                                                                                 $  2,051,598
                                                                                                                 ------------
HEALTH CARE (13.3%)
Hamilton, MT (Valley View Estates) Rev.                     NR/NR      7.250%      05/01/26     $    250,000     $    261,812
MT St. Hlth. Fac. Auth. (Mission Ridge) Rev.                NR/NR      6.300       08/15/26          500,000          504,445
MT St. Hlth. Fac. Auth. (Mission Ridge) Rev.                NR/NR      7.000       08/15/26          195,000          204,682
MT St. Hlth. Fac. Auth. (MT Devl. Ctr.) Rev.                 A/NR      6.300       06/01/14          500,000          531,390
MT St. Hlth. Fac. Auth. (MT Devl. Ctr.) Rev.                 A/NR      6.400       06/01/19          930,000          989,427
MT Hlth. Fac. Auth. (Master Loan Pgm.) Rev.                  A/NR      6.400       10/01/14          450,000          488,781
MT Hlth. Fac. Auth. (Northern Montana Care Ctr.) Rev.      Baa/NR      6.350       09/01/15        1,000,000        1,020,660
MT Hlth. Fac. Auth. (Missoula Comm. Med. Ctr.) Rev.         NR/BBB-    6.375       06/01/18        1,330,000        1,347,277
MT Hlth. Fac. Auth. (Bozeman Deaconess) Rev.                NR/A       5.750       06/01/08          100,000          104,700
                                                                                                                 ------------
                                                                                                                 $  5,453,174
                                                                                                                 ------------
HOUSING (22.0%)
MT Board of Housing, Single Family Program                  Aa/A+      6.250%      12/01/17     $  2,855,000     $  2,924,091
MT Board of Housing, Single Family Program                  Aa/AA+     6.350       06/01/27        1,435,000        1,462,193
MT Board of Housing, Single Family Program                  Aa/AA+     6.550       12/01/25           90,000           92,027
MT Board of Housing, Single Family Program                  Aa/AA+     6.400       12/01/35          500,000          510,100
MT Board of Housing, Single Family Program                  Aa/AA+     6.400       12/01/27          310,000          314,997
MT Board of Housing, Multifamily Mtg. Program               Aa/NR      6.150       08/01/26          450,000          451,647
MT Board of Housing, Single Family Program                  Aa/AA      6.150       06/01/30        1,245,000        1,251,885
MT Board of Housing, Single Family Program                  Aa/AA      6.500       12/01/32          150,000          155,092
MT Board of Housing, Single Family Program                  Aa/AA+     6.100       12/01/24          670,000          666,556
MT Board of Housing, Single Family Program                  Aa/AA+     6.300       06/01/08          225,000          233,489
MT Board of Housing, Single Family Program                  Aa/AA+     6.750       12/01/14          215,000          226,978
MT Board of Housing, Single Family Program                  Aa/AA+     6.900       06/01/25           90,000           93,620
MT Board of Housing, Single Family Program                  Aa/AA+     6.700       12/01/26          580,000          605,636
                                                                                                                 ------------
                                                                                                                 $  8,988,311
                                                                                                                 ------------
POLLUTION CONTROL (1.3%)
Forsyth, MT (Montana Power) PCR                           Baa1/BBB+    5.900%      12/01/23     $    300,000     $    304,005
Lewis & Clark Cty. (Asarco Inc.) PCR                       Baa/BBB     6.750       12/01/06          235,000          240,363
                                                                                                                 ------------
                                                                                                                 $    544,368
                                                                                                                 ------------
REAL ESTATE (6.3%)
Billings Tax Increment Urban Renewal Ref.                  Baa/NR      7.100%      03/01/08     $    650,000     $    703,313
Flathead Muni. Airport  Auth. (Glacier Park)                NR/NR      6.300       06/01/17        1,900,000        1,882,862
                                                                                                                 ------------
                                                                                                                 $  2,586,175
                                                                                                                 ------------
STATE EDUCATION (1.9%)
MT Hgr. Educ. Student Assistance Corp. Rev.                  A/NR      6.500%      12/01/12     $     250,000    $    262,880
MT Hgr. Educ. Student Assistance Corp. Rev.                  A/NR      6.500       12/01/14           500,000         528,370
                                                                                                                 ------------
                                                                                                                 $    791,250
                                                                                                                 ------------
UTILITIES (2.9%)
Lewis & Clark Cty. Solid Waste Fac. Rev.                     A/NR      6.100%      10/01/14     $     250,000    $    264,465
Lewistown, MT  Water System Rev.                            NR/NR      5.700       07/01/15           435,000         450,403
Lewistown, MT  Water System Rev.                            NR/NR      5.700       07/01/16           460,000         475,157
                                                                                                                 ------------
                                                                                                                 $  1,190,025
                                                                                                                 ------------
INSURED/GUARANTEED (44.4%)
Forsyth, MT   (Puget Sound Pwr. & Lt.)  PCR  (AMBAC)       Aaa/AAA     7.050%      08/01/21     $     750,000    $    839,190
Forsyth, MT   (Puget Sound Pwr. & Lt.)  PCR  (AMBAC)       Aaa/AAA     6.800       03/01/22           565,000         628,568
Forsyth, MT   (Puget Sound Pwr. & Lt.)  PCR  (MBIA)        Aaa/AAA     5.875       04/01/20           540,000         552,161
Forsyth, MT  (Montana Power) PCR (MBIA)                    Aaa/AAA     6.125       05/01/23         1,220,000       1,265,079
Forsyth, MT  (Montana Power) PCR Ref. (AMBAC)              Aaa/AAA     6.125       05/01/23         4,250,000       4,477,247
Forsyth, MT (Montana Power) PCR Ref. (AMBAC)               Aaa/AAA     5.900       12/01/23           225,000         231,712
Forsyth, MT (Montana Power) PCR Rev. (MBIA)                Aaa/AAA     5.900       12/01/23           600,000         617,898
Forsyth, MT (Montana Power) PCR Rev. (MBIA)                Aaa/AAA     6.125       05/01/23         1,410,000       1,485,393
*Great Falls, Water & Sewerage Rev. (FGIC)                 Aaa/AAA     6.400       08/01/12           300,000         327,264
MT State University Rev.                                   Aaa/AAA     5.250       11/15/13         1,165,000       1,165,478
MT State University Rev.                                   Aaa/AAA     5.625       11/15/25         1,000,000       1,022,650
MT State University Rev.                                   Aaa/AAA     5.375       11/15/21         1,000,000         986,810
MT Hlth. Fac. Auth. (St. Pat's) Rev. (AMBAC)               Aaa/AAA     6.625       09/01/12           195,000         213,710
MT Hlth. Fac. Auth. (Holy Rosary) Rev. (MBIA)              Aaa/AAA     5.250       07/01/20           250,000         241,420
MT Hlth. Fac. Auth. (Deaconess Clinic) Rev. (AMBAC)        Aaa/AAA     5.250       02/15/20         1,700,000       1,642,710
MT Board of Investments (Workers Comp.) (MBIA)             Aaa/AAA     6.875       06/01/11           200,000         219,728
MT Board of Investments (Workers Comp.)(ESCRWD)            Aaa/AAA     6.875       06/01/20           145,000         159,294
MT Board of Investments (Workers Comp.)(ESCRWD)            Aaa/AAA     6.875       06/01/20           355,000         389,996
Phillips Cty., MT (Malta) ESD #14 G.O. School Bldg. (MBIA) Aaa/AAA     5.600       07/01/15           145,000         146,472
Phillips Cty., MT (Malta) ESD #14 G.O. School Bldg. (MBIA) Aaa/AAA     5.600       07/01/16           155,000         156,076
Phillips Cty., MT (Malta) HSD #14 G.O. School Bldg. (MBIA) Aaa/AAA     5.600       07/01/17           165,000         166,779
Phillips Cty., MT (Malta) ESD #A G.O. School Bldg. (MBIA)  Aaa/AAA     5.600       07/01/15           290,000         292,943
*Richland Cty. (Mon.-Dak. Utilities) PCR (FGIC)            Aaa/AAA     6.650       06/01/22           600,000         661,026
Silver Bow, (Butte-Silver Bow)Water System Rev. (FGIC)     Aaa/AAA     6.500       11/01/14           275,000         301,983
                                                                                                                 ------------
                                                                                                                 $ 18,191,587
                                                                                                                  -----------
TOTAL MONTANA MUNICIPAL BONDS (COST: $38,889,654)                                                                $ 39,796,488
                                                                                                                 ------------
SHORT-TERM SECURITIES (6.1%)
Federated Tax-Free Trust #73                                                                                     $    161,410
Federated Intermediate Municipal Trust #78                                                                          2,334,174
                                                                                                                 ------------
TOTAL SHORT TERM SECURITIES (COST: $2,482,718)                                                                   $  2,495,584
                                                                                                                 ------------
TOTAL INVESTMENTS IN SECURITIES (COST: $41,372,372)                                                              $ 42,292,072
OTHER ASSETS LESS LIABILITIES                                                                                    $(1,365,174)
                                                                                                                 ------------
NET ASSETS                                                                                                       $ 40,926,898
                                                                                                                 ============

*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

Financial Statements June 30, 1997 (Unaudited)

Statement of Assets and Liabilities June 30, 1997
-------------------------------------------------

ASSETS
     Investments in securities, at value (cost:$41,372,372 )         $     42,292,072
     Accrued dividends receivable                                               8,555
     Accrued interest receivable                                              447,722
     Receivable for fund shares sold                                           46,000
     Variation margin on futures                                              277,844
                                                                     ----------------
        Total Assets                                                 $     43,072,193
                                                                     ----------------
LIABILITIES
     Bank overdraft                                                   $        29,001
     Dividends payable                                                        165,828
     Accrued expenses                                                          43,021
     Security purchases payable                                             1,905,445
     Payable for fund shares redeemed                                           2,000
                                                                      ---------------
        Total Liabilities                                             $     2,145,295
                                                                      ---------------
NET ASSETS                                                            $    40,926,898
                                                                      ===============
     Net asset value per share, 4,047,529 shares outstanding          $         10.11
                                                                      ===============

Statement of Operations for the six months ended June 30, 1997

INVESTMENT INCOME
    Interest                                                           $    1,049,248
    Dividends                                                                  28,611
                                                                       --------------
        Total Investment Income                                        $    1,077,859
                                                                       --------------
EXPENSES
    Investment advisory fees                                           $      112,833
    Distribution (12b-1 fees)                                                  70,303
    Custodian fees                                                              1,849
    Transfer agent fees                                                        24,886
    Accounting service fees                                                    21,414
    Audit and legal fees                                                        4,665
    Insurance                                                                   1,463
    Directors fees                                                              1,770
    Printing and postage                                                        9,158
                                                                       --------------
        Total expenses                                                 $      248,341
    Less expenses waived or absorbed
     by the Fund's manager                                                     32,513
                                                                       --------------
        Total Net Expenses                                             $      215,828
                                                                       --------------
NET INVESTMENT INCOME                                                  $      862,031
                                                                       --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                           $       39,066
     Futures transactions                                                     300,516
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                              191,831
     Futures                                                                 (293,363)
                                                                       --------------
     Net Realized And Unrealized Gain (Loss) on Investments
        and Futures                                                    $      238,050
                                                                       --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $    1,100,081
                                                                       ==============

The accompanying notes are an integral part of these financial statements.

Financial Statements June 30, 1997

Statement of Changes in Net Assets
For the six month period ended June 30, 1997 and year ended December 31, 1996
-----------------------------------------------------------------------------

                                                                          For the Six Months
                                                                          Ended June 30, 1997    For the Year Ended
                                                                              (Unaudited)        December 31, 1996
                                                                          ------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
     Net investment income                                                $        862,031         $     1,404,545
     Net realized gain (loss) on investment and futures transactions               339,582                 659,566
     Net unrealized appreciation (depreciation) on investments and futures        (101,532)               (440,184)
                                                                          ----------------------------------------
          Net Increase (Decrease) in Net Assets Resulting From Operations $      1,100,081         $     1,623,927
                                                                          ----------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income                                 $      (862,031)         $    (1,404,545)
     Distributions in excess of net investment income                             (70,303)                 (88,756)
     Distributions from net realized gain on investment
      and futures transactions                                                          0                        0
                                                                          ----------------------------------------
          Total Dividends and Distributions                               $      (932,334)         $    (1,493,301)
                                                                          ----------------------------------------
CAPITAL SHARE TRANSACTIONS
     Proceeds from sale of shares                                         $     6,534,806          $    10,721,943
     Proceeds from reinvested dividends                                           621,298                  948,882
     Cost of shares redeemed                                                   (1,199,927)              (1,053,866)
                                                                          ----------------------------------------
          Net Increase (Decrease) in Net Assets Resulting From Capital
           Share Transactions                                             $     5,956,177          $    10,616,959
                                                                          ----------------------------------------
TOTAL INCREASE IN NET ASSETS                                              $     6,123,924          $    10,747,585

NET ASSETS, BEGINNING OF PERIOD                                                34,802,974               24,055,389
                                                                          ----------------------------------------
NET ASSETS, END OF PERIOD                                                 $    40,926,898          $    34,802,974
                                                                          ========================================

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements June 30, 1997 (Unaudited)

Note 1.      ORGANIZATION

Montana Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on April 15, 1993 and commenced operations on August 12, 1993. The Fund's objective is to provide as high a level of current income exempt from federal and Montana income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of Montana tax-exempt securities.

Shares of the Fund are offered with no initial sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Investments in securities traded on national securities exchanges are valued at the last reported sales price at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income and any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at June 30, 1997, a net capital loss carryforward totaling $113,123 , which may be used to offset capital gains realized during subsequent years through December 31, 2003.

Distributions to shareholders -Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments

("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.      CAPITAL SHARE TRANSACTIONS

As of June 30, 1997, there were 200,000,000 shares of $.001 par authorized; 4,047,529 and 3,456,719 were outstanding at June 30, 1997 and December 31, 1996, respectively.

Transactions in capital shares were as follows:

                                                       Shares
                                      ----------------------------------------
                                      For The Six Months       For the Year
                                            Ended                 Ended
                                        June 30, 1997        December 31, 1996
                                      ----------------------------------------
Shares sold                                648,216               1,071,978
Shares issued on reinvestment
of dividends                                61,609                  94,940
Shares redeemed                           (119,015)               (105,905)
                                      ----------------------------------------
Net increase                               590,810               1,061,013
                                      ========================================

Note 4.     INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

ND Money Management, Inc., the Fund's investment adviser, ND Capital, Inc., the Fund's underwriter, and ND Resources, Inc., the Fund's transfer and accounting services agent, are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $112,833 of investment advisory fees for the six months ended June 30, 1997. The Fund has a payable to ND Money Management, Inc. of $20,251 at June 30,1997 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The Fund has adopted a distribution plan (the Plan), pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay at the annual rate of 0.75% of the average daily net assets of the Fund to ND Capital, Inc. (Capital), its principal underwriter, for expenses incurred in the distribution of the Fund's shares. Pursuant to the Plan, Capital is entitled to reimbursement each month for its actual expenses incurred in the distribution and promotion of the Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a dealer sales agreement with Capital. Capital will be reimbursed at a rate not to exceed 0.75% of the average daily net assets of the Fund for the prior month. The Fund has recognized $70,303 of 12b-1 fee expenses after partial waiver for the six months ended June 30, 1997. The Fund has a payable to Capital of $12,657 at June 30,1997 for 12b-1 fees. In addition, the Fund has engaged Capital as agent for the purchase of certain investment securities. For the six months ended June 30, 1997 commissions earned by Capital totaled $17,375 and are included in the cost basis of the securities acquired.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $24,886 of transfer agency fees for the six months ended June 30, 1997. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $21,414 of accounting service fees for the six months ended June
30, 1997.

Note 5.     INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $5,727,499, and $256,300, respectively, for the six months ended June 30,1997.

Note 6.     INVESTMENT IN SECURITIES

At June 30, 1997, the aggregate cost of securities for federal income tax purposes was $41,372,372, and the net unrealized appreciation of investments based on the cost was $919,700, which is comprised of $1,028,409 aggregate gross unrealized appreciation and $108,709 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                                                                                             For the Period
                                                                                                            Since Inception
                                    For the Six Months    For The Year    For The Year     For The Year     (August 12, 1993)
                                          Ended              Ended           Ended            Ended              Through
                                      June 30, 1997        December        December         December             December
                                       (Unaudited)           1996            1995             1994                 1993
                                    ----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $  10.07          $  10.04          $  9.39          $  10.07           $  10.00
                                    ----------------------------------------------------------------------------------------
Income from Investment Operations:
     Net Investment Income              $    .23          $    .48          $   .51          $    .50           $    .19
     Net realized and unrealized
      gain (loss) on investment
      and futures transactions               .06               .06              .67              (.66)               .09
                                    ----------------------------------------------------------------------------------------
         Total From Investment
          Operations                    $    .29          $    .54          $  1.18          $   (.16)          $    .28
                                    ----------------------------------------------------------------------------------------
Less Distributions
     Dividends from net investment
      income                            $   (.23)         $   (.48)         $  (.51)         $   (.50)          $   (.19)
     Distributions in excess of
      net investment income                 (.02)             (.03)            (.02)             (.02)              (.01)
     Distributions from realized
      gains                                  .00               .00              .00               .00               (.01)
                                    -------------------------------------------------------------------------------------
         Total Distributions            $   (.25)         $   (.51)         $  (.53)         $   (.52)          $   (.21)
                                    -------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $  10.11          $  10.07          $ 10.04          $   9.39           $  10.07
                                    =====================================================================================
Total Return                            5.84%(A)(B)       5.52%(A)          12.85%(A)       (1.70)%(A)          7.00%(A)(B)

Ratios/Supplemental Data:
     Net assets, end of period
      (in thousands)                    $40,927           $34,803           $24,055         $11,956             $5,235
     Ratio of net expenses (after
      expense assumption) to average
      net assets                        1.14%(B)(C)       0.96%(C)          0.66%(C)        0.46%(C)            0.12%(B)(C)
     Ratio of net investment income
      to average net assets             4.58%(B)          4.76%             5.11%           5.06%               4.84%(B)
     Portfolio turnover rate             .71%             7.12%             7.39%          12.46%              26.05%

(A)     Excludes contingent deferred sales charge of 4%.
(B)     Ratio was annualized.
(C) During the periods indicated above, ND Holdings, Inc. assumed expenses of $32,513, $98,321, $99,757, $87,483, and $21,944, respectively. If the expenses had not been assumed, the annualized ratio of total expenses to average net assets would have been 1.32%, 1.29%, 1.22%, 1.46% and 1.71%, respectively.